Exhibit 10.125

Amended Schedule of Firstar Mortgages and Deeds of Trust Which are Substantially in the Form of
Mortgage/Deed of Trust Attached as Exhibit 10.5
to the Registrant's Form 10-Q for the Period Ending 9/30/00

RESIDENCE	LOCATION	LAND VALUE	DATE OF MORTGAGE
1. Alterra Clare Bridge Cottage of Apple Valley	Apple Valley, San Bernardino County, California	$470,488	August 31,2000
2. Alterra Clare Bridge Cottage of Arvada I	Arvada, Jefferson County, Colorado	$430,000	August 31, 2000
3. Alterra Clare Bridge Cottage of Centerville	Centerville, Houston County, Georgia	$168,000	August 31, 2000
4. Alterra Clare Bridge Cottage of Columbus and Alterra Sterling House of Columbus	Columbus, Muscogee County, Georgia	$570,000	August 31, 2000
5. Alterra Clare Bridge of Cordova	Cordova, Shelby County, Tennessee	$803,682	August 31, 2000
6. Alterra WovenHearts of Greenville	Greenville, Pitt County, North Carolina	$150,000	August 31, 2000
7. Alterra Clare Bridge of Hendersonville	Hendersonville (Laurel Park), Henderson County, North Carolina	$380,000	August 31, 2000
7. Alterra WovenHearts of Holt	Holt, Ingham County, Michigan	95,000	August 31, 2000
8. Alterra Wynwood of Novato	Novato, Marin County, California	$2,100,000	August 31, 2000
9. Alterra Clare Bridge Cottage of Palmdale I	Palmdale, Los Angeles County, California	$670,824	August 31, 2000
10. Alterra Clare Bridge of Tulsa	Tulsa (101 st ), Tulsa County, Oklahoma	$675,000	August 31, 2000
11. Alterra Clare Bridge Cottage of Greenwood	Greenwood, Johnson County, Indiana	$338,793	August 31, 2000
12. Alterra Sterling House of Murfreesboro	Murfreesboro, Rutherford County, Tennessee	$500,000	August 31, 2000
13. Alterra Clare Bridge Cottage of Danville	Danville, Pittsylvania County, Virginia	$498,750	August 31, 2000